UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William R. Thomas has been appointed to the Board of Directors of VAALCO Energy Inc. (the “Company”), effective April 9, 2019.

Mr. Thomas has over 30 years of experience in the international energy industry. He has successfully built, managed and monetized oil companies in some of the world’s most challenging environments. Since 2010, through his wholly-owned entity, Texas Oceanic Petroleum Co., Mr. Thomas has negotiated acquisitions of exploration and production companies around the world including in West Africa.   Mr. Thomas began his career as a roughneck working on land and marine drilling rigs in Australia, West Texas and Brazil while attending the University of Texas.  In 1982, Mr. Thomas joined the International Division of Pennzoil Company.  In 1986, Mr. Thomas entered investment banking with the Mergers & Acquisitions Department of Bankers Trust Company and advised energy clients on upstream mergers and acquisitions.  He became Chief Executive Officer of Siberian American Oil Company, an early U.S.- Russian joint venture in 1994 and in 1996, joined Amoco Eurasia Petroleum Company as Vice President responsible for the Timan Pechora region of Russia.  In 1998, Mr. Thomas was appointed President and Chief Executive Officer of Nations Energy Company Ltd, a Canadian company with operations in Western Kazakhstan.  In 2001, Mr. Thomas was a founder and appointed Chief Executive Officer of Urals Energy N.V. which became Russia’s largest independent oil company and eventually sold its production subsidiaries to LUKoil.  He later was a founder and Chief Executive Officer of Urals Energy Public Company Ltd. and led the company to a successful initial public offering on London’s Alternative Investment Market (“AIM”) stock exchange in 2005.  Mr. Thomas graduated from the University of Texas at Austin with a B.A. in Economics.  Mr. Thomas serves as a director and nominee pursuant to an arrangement with Group 42- BLR Reporting Group.

In consideration of his services as a member of the Company’s Board of Directors and any Board committees, Mr. Thomas will be compensated in accordance with the Company’s non-employee director compensation program as in effect from time to time. Mr. Thomas has been appointed to serve on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Committee of the Company’s Board of Directors, all effective as of April 9, 2019.

The Company issued a press release on April 11, 2019 announcing Mr.Thomas’ appointment, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 11, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: April 11, 2019
	By:	/s/ Elizabeth D. Prochnow
	Name:	Elizabeth D. Prochnow
	Title:	Chief Financial Officer

Exhibit Index

8

Exhibit Number	Description
99.1	Press Release, dated April 11, 2019